EXHIBIT 10.30


                            ASSIGNMENT BY INVENTORS

         THIS ASSIGNMENT, made this by this [ ]day of February, 2007, by David
J. Johnson an individual residing at [ ]; (hereinafter referred to as Assignor) and ESW Technologies, Inc., a Delaware corporation, having its principal place of business at [ ]; (hereinafter referred to as Assignee).

         WHEREAS, Assignor has invented and or has exclusive rights, is the sole owner and full power to unconditionally assign certain new and useful improvements in [INSERT NAME OF PATENT], set forth in United States Patent
Number: [ ], dated [ ] (hereinafter referred to as the "Letters Patent"); and

         WHEREAS, Assignee is desirous of acquiring the entire right, title and interest in and to said inventions and said Letters Patent of the United States, and in and to any Letters Patents of the United States to be obtained therefore and thereon.

         NOW, THEREFORE, in consideration of Ten Dollar ($10.00) and other good and sufficient consideration, the receipt of which is hereby acknowledged, Assignors have sold, assigned, transferred and set over, and by these presents do sell, assign, transfer and set over, unto Assignee, its successors, legal representatives and assigns, the entire right, title and interest in and to the above-mentioned inventions, Letters Patent, and in and to any and all direct and indirect divisions, continuations and continuations-in-part of said application, and any and all Letters Patents in the United States and all foreign countries which may be granted therefore and thereon, and reissues, reexaminations and extensions of said Letters Patents, and all rights under the International Convention for the Protection of Industrial Property, the same to be held and enjoyed by Assignee, for its own use and benefit and the use and benefit of its successors, legal representatives and assigns, to the fullest extent of the term or terms for which the Letters Patent and any Letters Patents may be granted and/or extended, as fully and entirely as the same would have been held and enjoyed by Assignors, had this sale and assignment not been made.

         AND for the same consideration, Assignors hereby represent and warrant to Assignee, its successors, legal representatives and assigns, that, at the time of execution and delivery of these presents, except for any rights, titles and/or interests that have arisen to Assignee under law or that have already been transferred to Assignee, Assignors are the sole and lawful owners of the entire right, title and interest in and to the said inventions and Letters Patents above-mentioned, and that the same are unencumbered and that Assignors have good and full right and lawful authority to sell and convey the same in the manner herein set forth.

         AND for the same consideration, Assignors hereby covenant and agree to and with Assignee, its successors, legal representatives and assigns, that Assignors will sign all papers and documents, take all lawful oaths and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of any Letters Patents and applications for Letters Patents for said inventions, without charge to Assignee, its successors, legal representatives and assigns, shall advise: that any proceeding in connection with said inventions, or said application for Letters Patents, or any proceeding in connection with any Letters Patents or applications for Letters Patents for said inventions, in any country, including but not limited to interference



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proceedings, is lawful and desirable; or, that any division, continuation or continuation-in-part of any application for Letters Patents, or any reissue, reexamination or extension of any Letters Patents, to be obtained thereon, is lawful and desirable.

         AND Assignors hereby request the Commissioner of Patents and Trademarks to assign issue said Letters Patents of the United States to Assignee, as Assignee of said inventions and the Letters Patents to be issued thereon, for the sole use and benefit of Assignee, its successors, legal representatives and assigns.

         AND Assignors hereby grant the Assignee and or its designated agents the power to insert on this Assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office for recordation of this document.

         AND Assignors acknowledge an obligation of assignment of this invention to Assignee at the time the invention was made.



                                            By: ________________________
                                                David J. Johnson


Date:
     ----------------------

                  STATE  OF       )
                                  )  ss.
                  COUNTY OF       )

On this ______ day of February, 2007 personally came before me David J. Johnson, known to me, and known to be the person described in and who signed this Assignment immediately above, and being duly sworn, acknowledged that he executed the same with full force and authority.

                                                     -------------------------
                                                     Notary Public


My Commission Expires:
                      ----------------------